Notes Payable to Shareholders	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 5 - Notes Payable to Shareholders

The Company issued, in aggregate, $150,000 principal amount of unsecured promissory notes to certain officers and Initial Shareholders on September 15, 2010. The notes were non-interest bearing and were payable on the earlier of September 15, 2011 or the consummation of the Offering. On March 23, 2011 the parties to the notes agreed to extend their payable date to include ten (10) business days following the Offering. The notes were repaid in full on March 31, 2011.

The Company issued an unsecured convertible debenture to Rampant Dragon, LLC, one of its shareholders, on February 27, 2012 in the amount of $15,000. The debenture accrues interest at a rate of 5.0% per annum. Principal and interest are payable, in the sole option of Rampant Dragon, LLC, in cash or warrants on the same terms and conditions as the Insider Warrants on the earlier of February 27, 2013 and the Business Combination. The Company issued an unsecured convertible debenture to BBS Capital Fund, LP, one of its shareholders, on April 30, 2012 in the amount of $42,000. The debenture accrues interest at a rate of 5.0% per annum. Principal and interest are payable, in the sole option of BBS Capital Fund, LP, in cash or warrants on the same terms and conditions as the Insider Warrants on the earlier of April 30, 2013 and the Business Combination. The Company issued an unsecured convertible debenture to Hauser Holdings, LLC, one of its shareholders, on July 23, 2012 in the amount of $42,000. The debenture accrues interest at a rate of 5.0% per annum. Principal and interest are payable, in the sole option of BBS Capital Fund, LP, in cash or warrants on the same terms and conditions as the Insider Warrants on the earlier of April 30, 2013 and the Business Combination. The debentures were repaid on January 18, 2013 (see “Note 9 - Subsequent Events”).